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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 18, 2003

                         FIRST FEDERAL BANCSHARES, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                     0-30753                37-1397683
        --------                    ------------            ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
 Incorporation or Organization)     File Number)            Identification No.)

                109 East Depot Street, Colchester, Illinois 62326
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (309) 776-3225
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.   OTHER EVENTS
          ------------

      On July 18, 2003, First Federal Bancshares, Inc. (the "Company"), announced that First Federal Bank, its wholly-owned subsidiary, entered into an agreement to sell its Mt. Sterling, Illinois branch office to Beardstown Savings s.b. The sale will include the deposits in the Mt. Sterling office as well as the transfer of physical assets. The transaction is expected to close in the third quarter of 2003, subject to regulatory approval.

      The Company's press release dated July 18, 2003 is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      (c)   Exhibits

            Number                  Description
            ------                  -----------

            99.1                    Press Release dated July 18, 2003




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST FEDERAL BANCSHARES, INC.




Date: July 22, 2003                 By: /s/ James J. Stebor
                                        ---------------------------------------
                                        James J. Stebor
                                        President and Chief Executive Officer